                                                                    EXHIBIT 10.4

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         This Amended and Restated Registration Rights Agreement, made as of July 30, 2001 is by and between CityXpress.com Corp., a Florida corporation (the "Corporation"), and Lee Enterprises, Incorporated, a Delaware corporation (the "Purchaser"), its successors and assigns.

                                    RECITALS

         WHEREAS, the Purchaser is purchasing from the Corporation CityXpress.com Corp., Series A-R Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000, Convertible for Common Stock of the Company (the "Debenture" or "Debentures"), which Debentures are convertible into shares of Common Stock, par value $.001 per share, of the Corporation (the "Common Stock"), as contemplated by that certain Investment Agreement dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (the "Investment Agreement") by and between Corporation and the Purchaser, and incorporated by reference herein as EXHIBIT 1, such purchases being subject to the terms and conditions of the Investment Agreement; and

         WHEREAS, the Corporation deems it desirable for the Corporation to grant certain registration rights to the Purchaser in order to induce the Purchaser to purchase the Common Stock pursuant to the terms of the Investment Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. As used in this Agreement:

                  (a) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  (c) "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                  (d) "Registrable Shares" means at any time any shares of Common Stock held by the Purchaser, its successors and assigns upon conversion of any one Series A-R Debenture as provided therein and in the Investment Agreement, irrespective of the means or form by which such Purchaser


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acquired such Common Stock; provided, that, Registrable Shares shall not include any shares (x) the sale of which has been registered prior to November 1, 2000 pursuant to the Securities Act and which shares have been sold pursuant to such registration or (y) which have been sold to the public prior to November 1, 2000 pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then existing right to acquire such Registrable Shares (by exercise, conversion or otherwise), whether or not such acquisition has actually been effected.

                  (e) "Registration Expenses" means all expenses incident to the Corporation's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees of transfer agents and registrars, fees and expenses of compliance with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., printing expenses, fees and disbursements of counsel for the Corporation, fees and expenses of the Corporation's independent certified public accountants, and the fees and expenses of any underwriters (excluding Selling Expenses) and other Persons retained by the Corporation and all internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange or automated quotation system on which any shares of Common Stock are then listed or quoted.

                  (f) "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  (g) "Selling Expenses" means discounts and commissions attributable to the Registrable Shares included in any U.S. registration thereof and the fees of any financial advisors or attorneys retained by the Purchaser in connection with any U.S. registration.

         2.                Demand Registrations.

                           (a) Requests for Registration. (i) Any time after the
                  earlier of 180 days after an United States public offering by the Corporation after November 1, 2000 or November 1, 2003, Purchaser may request registration under the Securities Act of all or part of its Registrable Shares (but not less than the Registrable Shares received upon the conversion of at least one Series A-R Debenture) for sale in the manner specified in such request; provided, that, the Corporation shall not be obligated to register Registrable Shares pursuant to this
                  Section 2(a)(i): (w) on more than three occasions in the aggregate; (x) during the 180-day period following an United States public offering after November 1, 2000 by the Corporation; (y) if the Corporation delivers notice to the holders of the Registrable Shares within 30 days of any request hereunder that the Corporation in good faith believes that it will file a registration statement for an United States public offering after November 1, 2000 within 90 days of such holder's request;


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                  and (z) if in any case the aggregate offering price to the public for such registration is to be less than $1,000,000 (prior to underwriting discounts and commissions). Within ten days after receipt of any request pursuant to this paragraph 2(a), the Corporation will give written notice of such request to all other holders of Registrable Shares and will include in such registration (as part of such Demand Registration (as defined herein)) all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation's notice. All registrations requested pursuant to Section 2(a) are referred to herein as "Demand Registrations."

                           (ii) A registration will not count as a Demand
                  Registration until it has become effective and unless the holders of Registrable Shares are able to register and sell at least 80% of the Registrable Shares requested to be included in such registration; provided, that, in any event the Corporation will pay all Registration Expenses in connection with any registration requested hereunder; provided, further, that a registration which is withdrawn at the sole request of Purchaser who demanded such Demand Registration will count as a Demand Registration unless the Company is reimbursed by Purchaser for all reasonable out-of-pocket expenses incurred by the Company in connection with such registration.

                  (b) Priority on Demand Registrations. The Corporation and the Purchaser shall, upon mutual agreement, designate the managing underwriters, if applicable, for such United States offering. If the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Shares and other securities requested to be included (x) creates a substantial risk that the price per share in such registration will be materially and adversely affected or (y) exceeds the number of Registrable Shares and other securities which can be sold in such United States offering, then the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, the number of Registrable Shares requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the number of Registrable Shares owned by such holders.

                  (c) Restrictions on Registrations. The Corporation may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation reasonably believes that such Demand Registration will have a material adverse effect on any proposal or plan by the Corporation to engage in any financing, acquisition of assets or any merger, consolidation, tender offer or other significant transaction; provided, that, the Corporation shall have the right to postpone such filing or effectiveness only one time during any period of 12 consecutive months.

                  (d) Inclusion of Shares by Company. If the managing underwriter has not limited the number of Registrable Shares to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if (i) the number of Registrable Shares which would otherwise have been included in such registration and underwriting will not thereby be limited and (ii) the offering price for the Registrable Shares which


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would otherwise have been included in such registration and underwriting will not be adversely affected. The inclusion of such shares shall be on the same terms as the registration of the Registrable Shares. In the event that the underwriters exclude some of the securities to be registered, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Shares.

         3.       Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Corporation proposes to register any of its securities under the Securities Act (except on S-8 or any successor form) and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration (which notice shall be given not less than 30 days prior to the date the registration statement is to be filed) and, subject to the terms hereof, will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation's notice.

                  (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected, or (ii) exceeds the number which can be reasonably sold in such United States offering, then the Corporation will include in such registration (x) first, the securities the Corporation proposes to sell, (y) second, the Registrable Shares requested to be included in such registration which in such opinion of such underwriters can be sold, pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares requested to be included by such holders, and (z) third, other securities requested to be included in such registration.

                  (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected, or (ii) exceeds the number which can reasonably be sold in such United States offering, then the Corporation will include in such registration (x) first, the securities requested to be included therein by the holders requesting such registration (including the Registrable Shares whose holders joined a Demand Registration pursuant to the last sentence of Section 2(a), and (y) second, other securities requested to be included in such registration; provided, however, notwithstanding the immediately preceding clause, Registrable Shares requested to be included in such registration may not be reduced to the degree that such shares would comprise less than 30% of the securities registered in any such Piggyback Registration (which for purposes of this paragraph 3(c) shall include any Registrable Shares registered pursuant to clause (x) above).


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                  (d) Demand Registrations. Notwithstanding anything to the
contrary herein, whenever the Corporation shall effect a Demand Registration in order to offer Registrable Shares on a continuous basis in accordance with Rule 415 of the Securities Act, no securities held by stockholders of the Company other than holders of Registrable Shares may be covered by such registration unless Purchaser shall have consented thereto in writing.

                  (e) Other Registrations. If the Corporation has previously received a request for a Demand Registration pursuant to paragraph 2 or has previously filed a registration statement with respect to Registrable Securities pursuant to this paragraph 3, and if such previous request or registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 90 days has elapsed from the effective date of such Demand Registration or previous registration (other than registrations relating to an United States public offering after November 1, 2000, for which the period shall be 180 days).

         4.       Holdback Agreements.

                  The Corporation agrees, if the managing underwriters request such agreement, (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor forms), and (ii) to use all reasonable efforts to cause each holder of at least .5% (on a fully-diluted basis) of its equity securities (other than equity securities acquired in a public trading market), or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after November 1, 2000 to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted).

         5. Registration Procedures. (a) Whenever any holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will:

                           (i) prepare and file with the Commission a registration statement with respect to such Registrable Shares and cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities;

                           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during


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         such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                           (iii) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

                           (iv) register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller or, in the case of an underwritten United States public offering, the managing underwriter, reasonably requests and do any and all other acts and things which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Corporation will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (y) consent to general service of process in any such jurisdiction);

                           (v) cause all such Registrable Shares to be listed or authorized for quotation on each securities exchange or automated quotation system on which similar securities issued by the Corporation are then listed or quoted;

                           (vi) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                           (vii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

                           (viii) make available for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the preparation of such registration statement;

                           (ix) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;


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                           (x) notify each seller of such Registrable Shares of
         any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (xi) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the written opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, is required under the Securities Act in connection with the distribution of Registrable Shares by such seller;

                           (xii) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (xiii) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                           (xiv) (x) at least forty-eight hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and (y) if reasonably requested by any such seller, promptly incorporate into the same (or delete from the same) any information that such seller reasonably believes is necessary in order to ensure that such document complies in all material respects with the requirements of the Securities Act;

                           (xv) at the request of any seller of such Registrable Shares in connection with an underwritten United States offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request and as are customarily covered by the issuer's counsel in an underwritten United States offering; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request and as are customarily covered in accountant's letters in connection with an underwritten United States offering; and

                           (xvi) otherwise use its best efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in


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         accordance with the intended method of disposition and to make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (b) Each holder of Registrable Shares that sells Registrable Shares pursuant to a registration under this Agreement agrees as follows:

                           (i) Such seller shall cooperate as reasonably requested by the Corporation with the Corporation in connection with the preparation of the registration statement, and for so long as the Corporation is obligated to file and keep effective the registration statement, shall provide to the Corporation, in writing, for use in the registration statement, all such information regarding such seller and its plan of distribution of the Registrable Shares as may be reasonably necessary to enable the Corporation to prepare the registration statement and prospectus covering the Registrable Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

                           (ii) During such time as such seller may be engaged in a distribution of the Registrable Shares, such seller shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things; (x) not engage in any stabilization activity in connection with the securities of the Corporation in contravention of such regulation; (y) distribute the Registrable Shares under the registration statement solely in the manner described in the registration statement; (z) cease distribution of such Registrable Shares pursuant to such registration statement upon receipt of written notice from the Corporation that the prospectus covering the Registrable Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

         6. Registration Expenses. The Corporation shall pay all Registration Expenses and the holders of the Registrable Shares shall pay all Selling Expenses.

         7.       Indemnification.

                  (a) In the event of a registration of the Registrable Shares under the Securities Act pursuant to the terms hereof, the Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered, any prospectus or preliminary prospectus contained therein or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such seller of Registrable Shares and its officers, directors or controlling persons for any legal or other expenses reasonably incurred by such seller, director, officer or controlling person in connection with investigation or defense of such loss, claim, damage, liability or expense except insofar as the same are


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caused by or contained in any information furnished in writing to the
Corporation or any managing underwriter by such seller or any such controlling person expressly for use therein. The reimbursements required by this paragraph 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                  (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) and each underwriter and controlling person thereof against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing to the Corporation or any managing underwriter by such seller or a controlling person thereof expressly for use therein; provided, that, the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be limited to the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement, except that the foregoing limitation shall not apply to any claim for indemnification for liability specifically attributed to a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) made by such seller. The reimbursements required by this paragraph 7(b) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                  (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent such failure to give notice shall materially prejudice the rights of the indemnifying party) and
(ii) unless in such indemnified party's reasonable judgment (with written advice of counsel) a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not enter into any settlement without the indemnified party's prior written consent unless such settlement includes an unconditional release of the indemnified party from liability relating to the claim. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7(a) or Section 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7(c), defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no holder shall be required to contribute an amount greater than the dollar amount of the net proceeds received by such holder with respect to the sale of any Registrable Shares, except that the foregoing limitation shall not apply to any claim for indemnification for liability specifically attributed to a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) made by such holder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' obligations in this Section 7(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

                  (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party.

         8. Compliance with Rule 144; Delivery of Information for Rule 144A Transactions. (a) The Corporation shall (A) make and keep public information available, as those terms are understood and defined in Rule 144 of the Commission, (B) file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act and (C) at the request of any holder who proposes to sell securities in compliance with Rule 144, furnish to such holder a written statement of compliance with the reporting requirements of the Commission as set forth in Rule 144 and make available to such holders such information as will enable the holders to make sales pursuant to Rule 144.

                  (b) If a holder of Common Stock issuable upon conversion of the Debentures proposes to transfer any such securities pursuant to Rule 144A under the Securities Act (as in effect from time to time), the Corporation agrees to provide (upon the request of such holder or the prospective transferee) to such holder and (if requested) to the prospective transferee any financial or other information concerning the Corporation which is required to be delivered by such holder to any transferee of such securities pursuant to such Rule 144A.

         9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Shares included in any underwritten registration shall be required to make any representations or warranties to the Corporation or the underwriters other than representations and warranties regarding such holder, such holder's intended method of distribution and such holder's title to the Registrable Shares.

         10. No Inconsistent Agreements. The Corporation will not after November 1, 2000 enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of the Registrable Shares in this Agreement.

         11. Future Registration Rights; Additional Purchaser. (a) The Corporation shall not grant to any Person any additional registration rights with respect to securities of the Corporation if such additional registration rights are superior in any fashion to the registration rights granted to the Purchaser pursuant to this Agreement, unless Purchaser shall consent in writing.

                  (b) It is agreed and understood that any Persons who purchase a Debenture pursuant to the Investment Agreement shall be deemed a Purchaser hereunder upon any such Persons' execution of a signature page hereto.

         12. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         13. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and Purchaser; provided, that,
(i) any such amendment or waiver shall apply equally to all holders of Registrable Shares and (ii) any proposed amendment or waiver be delivered to all holders of Registrable Shares at least three days prior to the adoption thereof. Any amendment or waiver which does not apply equally to all holders of Registrable Shares must be consented to by the Corporation and each holder of Registrable Shares who is adversely affected. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

         14. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Purchaser or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement and acquires the Registrable Shares upon conversion of at least one Series A-R Debenture as provided therein and in the Investment Agreements.

         15. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

         16. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         17. Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

         18. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed by certified mail return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, or transmitted by facsimile transmission, and shall be deemed to have been given upon delivery if delivered personally, when confirmation of transmission is received if transmitted by facsimile, three business days after mailing if mailed, or one business day after delivery to the courier if delivered by overnight courier service:

                  If to the holders of Registrable Shares, to the addresses set forth on the stock record books of the Corporation;

                  with a copy to:

                           Lane & Waterman
                           220 N. Main Street
                           Davenport, IA  52801
                           Attention: C. Dana Waterman III, Esq.
                           Phone: (319) 324-3246
                           Fax: (319) 324-1616

                  If to the Corporation:

                           CityXpress.com Corp.
                           200 - 1727 West Broadway
                           Vancouver, BC V6J 4W6

                           Attention: President
                           Phone: (604) 638-3810
                           Fax: (604) 638-3808

                           with a copy to:

                           James P. Hermance, Esq.
                           Duane, Morris & Heckscher, LLP
                           945 E. Paces Fairy Road, Ste. 2440
                           Atlanta, GA 30326-1378
                           Phone: (404) 495-4900

         20. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

         21. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Corporation.

         22. Attorneys Fees. In the event of any action, arbitration or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty, covenant or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action, arbitration or suit from the other party, in addition to any other relief ordered by any proper arbitration proceeding or court.

         23. Survival. All of the Corporation's representations, warranties, covenants, undertakings and agreements contained herein shall survive any termination, expiration, default, acceleration, enforcement, amendment or waiver of any provision, payment or redemption under the Investment Agreement and the Debentures, including, without limitation, the expiration of the Purchaser's rights of conversion with respect to the Common Stock.

PURCHASER:                               CORPORATION:

LEE ENTERPRISES, INCORPORATED            CITYXPRESS.COM CORP.



By:   /s/ Gregory Schermer               By:        /s/  Phil Dubois
   --------------------------------         -----------------------------------
Name: Gregory P. Schermer               Name:  Phil M. Dubois
Title: Vice President-Interactive       Title: President & Chief Executive
       Media                                   Officer